                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - November 16, 2004

                                   YEAR                                          ANTICIPATED
                                  BUILT /    WATER                                 CONTRACT    DAYRATE
       RIG          RIG DESIGN    REBUILT    DEPTH     LOCATION     OPERATOR      EXPIRATION    ($000)        COMMENTS
---------------------------------------------------------------------------------------------------------------------------
U.S. GULF OF
MEXICO (12)
JACKUPS (2)

# Noble Eddie Paul MLT Class     1976/1995  390'-IC  High Island     Apache        12/2004        *      Apache contract
                   84-E.R.C. (T)                     350                                                 expires
                                                                                                         12/15/2004, plus
                                                                                                         90 day option at
                                                                                                         mutually agreed
                                                                                                         rate.

Noble Tom Jobe     MLT Class       1982     250'-IC  South         ChevronTexaco   12/2004      37-38
                   82-SD-C (T)                       Timbalier 151
                   (Z)

SEMISUBMERSIBLES
(7)

# Noble Paul       Noble EVA     1981/1998  6,000'   Green Canyon   Anadarko       11/2004      87-88    Rig is scheduled
Romano             4000TM (T)                        518                                                 to enter shipyard
                                                                                                         for surveys and
                                                                                                         repairs on +/-
                                                                                                         12/01/2004 for
                                                                                                         +/- 45 days.
                                                                                                         After shipyard
                                                                                                         repairs, 90-day
                                                                                                         contract with
                                                                                                         Anadarko @
                                                                                                         $135-136.

# Noble Jim        Noble EVA     1984/1999  6,000'   Mississippi      Shell         6/2005     109-111   Contract
Thompson           4000TM (T)                        Canyon 383                                          commenced on
                                                                                                         11/16/2004.

# Noble Amos       Noble EVA     1982/1999  6,600'   Garden        Kerr-McGee       2/2005      89-91    Contract
Runner             4000TM (T)                        Banks 303                                           commenced on
                                                                                                         11/16/2004 for
                                                                                                         +/- 45 days. Then
                                                                                                         one well @
                                                                                                         $128-129 for +/-
                                                                                                         45 days, plus
                                                                                                         option well at
                                                                                                         mutually agreed
                                                                                                         rate.

# Noble Max Smith  Noble EVA     1980/1999  6,000'   Mississippi     Amerada        2/2005     154-156   Contract
                   4000TM (T)                        Canyon 722       Hess                               commenced on
                                                                                                         8/28/2004 for +/-
                                                                                                         125 days,  75
                                                                                                         days under its
                                                                                                         term contract for
                                                                                                         the Noble Max
                                                                                                         Smith @ $154-156,
                                                                                                         then +/- 50 days
                                                                                                         @ $88-90. The
                                                                                                         initial 75 days
                                                                                                         of work with
                                                                                                         Amerada Hess will
                                                                                                         complete its
                                                                                                         obligation under
                                                                                                         its contract for
                                                                                                         the Noble Max
                                                                                                         Smith.  Amerada
                                                                                                         Hess has a one
                                                                                                         well option at
                                                                                                         mutually agreed
                                                                                                         rate. Rig
                                                                                                         experienced 4
                                                                                                         days of downtime
                                                                                                         in October
                                                                                                         2004.

# Noble Lorris     IPF           1975/2003  4,000'** Viosca Knoll     Stone        12/2004      59-61    Contract
Bouzigard          Pentagone (T)                     773             Energy                              commenced on
                                                                                                         10/16/2004. From
                                                                                                         9/07/2004 through
                                                                                                         10/15/2004 rate
                                                                                                         was $41-43. After
                                                                                                         Stone Energy, to
                                                                                                         Pogo for +/- 45
                                                                                                         days @ $49-51.
                                                                                                         Then to Mariner
                                                                                                         for 2 wells, +/-
                                                                                                         60 days @ $74-76.

# Noble Therald    IPF           1977/2003  4,000'   Mississippi    ATP Oil &      12/2004      49-50    Contract
Martin             Pentagone (T)                     Canyon 711        Gas                               commenced on
                                                                                                         11/7/2004 for +/-
                                                                                                         35 days. Then to
                                                                                                         Pogo for +/- 45
                                                                                                         days @ $54-56,
                                                                                                         plus option well
                                                                                                         at mutually
                                                                                                         agreed rate. Then
                                                                                                         to ChevronTexaco
                                                                                                         for 2 wells, +/-
                                                                                                         70 days @ $67-72.

Noble Clyde        F&G 9500      1987/1999  10,000'  MS - Signal    Shipyard
Boudreaux          Enhanced                          shipyard
                   Pacesetter

SUBMERSIBLES (3)

# Noble Joe Alford Pace 85       1982/1997   85'-C   High Island    ATP Oil &      12/2004      36-38    Contract
                                                     74                Gas                               commenced on
                                                                                                         11/05/2004 for
                                                                                                         +/- 30 days, plus
                                                                                                         option well at
                                                                                                         mutually agreed
                                                                                                         rate. Rig
                                                                                                         scheduled to be
                                                                                                         down 5 days in
                                                                                                         9/2005 for
                                                                                                         inspection.

Noble Lester       Pace 85       1982/1997   85'-C   Breton Sound  Walter Oil      11/2004      26-27    Contract
Pettus                                               54               & Gas                              commenced on
                                                                                                         9/26/2004 for 2
                                                                                                         wells for +/- 60
                                                                                                         days. Then to
                                                                                                         Petsec for +/- 30
                                                                                                         days @ $32-34.
                                                                                                         Rig scheduled to
                                                                                                         be down 7 days in
                                                                                                         6/2005 for
                                                                                                         inspection.

# Noble Fri Rodli  Transworld    1979/1998   70'-C   West Cameron    Unocal        12/2004      27-29    Contract
                                                     44                                                  commenced on
                                                                                                         10/15/2004 for
                                                                                                         +/- 75 days @
                                                                                                         $27-29. Next well
                                                                                                         with Unocal @
                                                                                                         $38-40.

----------
(#) Denotes change from previous report.

                                   YEAR                                          ANTICIPATED
                                  BUILT /    WATER                                 CONTRACT    DAYRATE
       RIG          RIG DESIGN    REBUILT    DEPTH     LOCATION     OPERATOR      EXPIRATION    ($000)        COMMENTS
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
(47)
MEXICO JACKUPS
(8)

Noble Lewis        Levingston    1977/1997  300'-IC  Bay of           Pemex         1/2005      53-55    Anticipate 35-45
Dugger             Class 111-C                       Campeche                                            days of downtime
                   (T)                                                                                   in 1Q 2005 for
                                                                                                         spud can
                                                                                                         inspection and
                                                                                                         repairs.

Noble Gene Rosser  Levingston    1977/1996  300'-IC  Bay of           Pemex         4/2005      48-50    Anticipate 7-10
                   Class 111-C                       Campeche                                            days of downtime
                   (T)                                                                                   in 1Q 2005 for
                                                                                                         spud can
                                                                                                         inspection.

Noble Sam Noble    Levingston      1982     300'-IC  Bay of           Pemex         9/2005      49-51    Anticipate 3-5
                   Class 111-C                       Campeche                                            days of downtime
                   (T)                                                                                   in 4Q 2004 for
                                                                                                         top drive
                                                                                                         inspection and
                                                                                                         7-10 days of
                                                                                                         downtime in 1Q
                                                                                                         2005 for
                                                                                                         inspection.

Noble John         Levingston    1975/1995  300'-IC  Bay of           Pemex         6/2005      49-51    Anticipate 7-10
Sandifer           Class 111-C                       Campeche                                            days of downtime
                   (T)                                                                                   in 4Q 2005 for
                                                                                                         inspection.

Noble Johnnie      BakMar BMC    1976/1993  300'-IC  Bay of           Pemex         7/2005      49-51    Anticipate 3-5
Hoffman            300 IC (T)                        Campeche                                            days of downtime
                   (Z)                                                                                   in 4Q 2004 for
                                                                                                         new crane
                                                                                                         installation and
                                                                                                         8-12 days of
                                                                                                         downtime in 2Q
                                                                                                         2005.

Noble Leonard      MLT Class     1972/1998  390'-IC  Bay of           Pemex         6/2005      48-50    Anticipate 7-10
Jones              53-E.R.C. (T)                     Campeche                                            days of downtime
                                                                                                         in 1Q 2005 for
                                                                                                         inspection.

Noble Earl         MLT Class     1979/1999  250'-IC  Bay of           Pemex         8/2006      39-40
Frederickson       82-SD-C (T)                       Campeche
                   (Z)

Noble Bill         MLT Class     1975/1997  390'-IC  Bay of           Pemex         7/2005      50-52    Anticipate 7-10
Jennings           84-E.R.C. (T)                     Campeche                                            days of downtime
                                                                                                         in 3Q 2005 for
                                                                                                         inspection.

BRAZIL
SEMISUBMERSIBLE
(1)

Noble Paul Wolff   Noble EVA     1981/1998 8,900'-DP Brazil         Petrobras       5/2005     138-140   Rig experienced 5
                   4000TM (T)                                                                            days of downtime
                                                                                                         in November 2004.
                                                                                                         Rig scheduled to
                                                                                                         be in shipyard
                                                                                                         for +/- 60-90
                                                                                                         days commencing
                                                                                                         +/- June 2005 for
                                                                                                         periodic special
                                                                                                         survey.

BRAZIL DRILLSHIPS
(3)

# Noble Leo        Gusto         1981/2002 5,900'-DP Brazil         Petrobras      12/2004     109-111   Contract extended
Segerius           Engineering                                                                           from 1/01/2005
                   Pelican                                                                               through 6/2006 @
                   Class (T)                                                                             $93-95. Rig
                                                                                                         scheduled to be
                                                                                                         in shipyard for
                                                                                                         periodic survey
                                                                                                         for +/- 30-45
                                                                                                         days in 3Q 2005.

# Noble Muravlenko Gusto         1982/1997 4,000'-DP Brazil         Petrobras       3/2005      71-73    Contract
                   Engineering                                                                           commenced on
                   Pelican                                                                               10/08/2004 for
                   Class (T)                                                                             160 days @
                                                                                                         $71-73. Rig
                                                                                                         experienced 5
                                                                                                         days of downtime
                                                                                                         in October 2004.

# Noble Roger      Neddrill (T)  1977/2004 7,200'-DP Brazil         Shipyard                             Rig in drydock
Eason                                                                                                    for repair and
                                                                                                         upgrade to 2200
                                                                                                         meters through
                                                                                                         +/- 12/15/2004.
                                                                                                         Next to Petrobras
                                                                                                         on +/- 12/15/2004
                                                                                                         for a 700-day
                                                                                                         contract @ $95-97.

----------
(#) Denotes change from previous report.

                                   YEAR                                               ANTICIPATED
                                  BUILT /      WATER                                    CONTRACT    DAYRATE
       RIG          RIG DESIGN    REBUILT      DEPTH        LOCATION     OPERATOR      EXPIRATION    ($000)        COMMENTS
--------------------------------------------------------------------------------------------------------------------------------
NORTH SEA JACKUPS
(8)

# Noble Al White   CFEM T-2005   1982/1997    360'-IC     Netherlands   Wintershall      3/2005      53-55    LOI from
                   C (T)                                                                                      Wintershall for
                                                                                                              the 1Q 2005 @
                                                                                                              $57-59, plus
                                                                                                              options. Rig
                                                                                                              anticipated to be
                                                                                                              down for +/- 21
                                                                                                              days in 2Q 2005
                                                                                                              for inspection
                                                                                                              and top drive
                                                                                                              replacement.

Noble Byron        CFEM T-2005     1982       300'-IC     Denmark         Maersk         9/2005      52-54    Rig anticipated
Welliver           C (T)                                                                                      to be down for
                                                                                                              +/- 5 days in 3Q
                                                                                                              2005 for
                                                                                                              inspection.

# Noble Kolskaya   Gusto         1985/1997    330'-IC     Netherlands   Wintershall      6/2005      57-59    Dayrate increased
                   Engineering                                                                                to $57-59
                   (T)                                                                                        effective
                                                                                                              10/01/2004. LOI
                                                                                                              from Wintershall
                                                                                                              for 6 months
                                                                                                              commencing
                                                                                                              1/1/2005. 1Q @
                                                                                                              $57-59 and 2Q @
                                                                                                              $58-60. Rig
                                                                                                              anticipated to be
                                                                                                              down for +/- 5
                                                                                                              days in 2Q 2005
                                                                                                              for top drive
                                                                                                              inspection.

Noble George       NAM (T)         1981       250'-IC     Netherlands     Gas de        11/2005      58-59    Anticipate +/- 5
Sauvageau                                                                  Franz                              days downtime in
                                                                                                              2Q 2005 for
                                                                                                              inspection.

# Noble Ronald     MSC/CJ46 (T)    1982       250'-IC     Netherlands   Tullow Oil      12/2004      53-55    Contract
Hoope                                                                      & Gas                              commenced on
                                                                                                              10/21/2004 for
                                                                                                              +/- 75 days.  LOI
                                                                                                              from Venture
                                                                                                              Production for a
                                                                                                              nine month
                                                                                                              contract
                                                                                                              commencing +/-
                                                                                                              3/01/2005 @
                                                                                                              $62-64.

Noble Piet van Ede MSC/CJ46 (T)    1982       250'-IC     Netherlands     Gaz de        11/2005      53-55    Anticipate +/- 5
                                                                           Franz                              days downtime in
                                                                                                              3Q 2005 for
                                                                                                              inspection.

Noble Lynda        MSC/CJ46 (T)    1982       250'-IC     Netherlands   CH4 Energy       1/2005      51-53    Commenced
Bossler            (Z)                                                                                        contract on
                                                                                                              9/01/2004.

# Noble Julie      Baker Marine  1981/2000 3  90'-IC***   United          Venture        1/2005      49-50    LOI from Gaz de
Robertson          Europe Class                           Kingdom                                             Franz Britain for
                   (T)                                                                                        a +/- 75-day well
                                                                                                              @ $54-56 in
                                                                                                              direct
                                                                                                              continuation from
                                                                                                              Venture, plus one
                                                                                                              option well @
                                                                                                              $56-58. Then to
                                                                                                              Caledonia EU Ltd.
                                                                                                              for +/- 60 days @
                                                                                                              $64-66, plus two
                                                                                                              option wells @
                                                                                                              $66-68.

NORTH SEA
SEMISUBMERSIBLE
(1)

# Noble Ton van    Offshore SCP  1979/2000    1,500'      United        Kerr-McGee      12/2004      56-58    Rate increased to
Langeveld          III Mark 2                             Kingdom                                             $59-60 on
                   (T)                                                                                        10/15/2004 for
                                                                                                              +/- 60 days. Then
                                                                                                              to Apache for +/-
                                                                                                              60 days @ $59-61.
                                                                                                              LOI from Marathon
                                                                                                              for 2/01/2005
                                                                                                              start for +/- 50
                                                                                                              days @ $63-65.
                                                                                                              Then to
                                                                                                              Kerr-McGee on +/-
                                                                                                              4/15/2005 for 6
                                                                                                              months @ $84-86.
                                                                                                              Anticipate +/- 14
                                                                                                              days downtime
                                                                                                              prior to the
                                                                                                              Marathon contract
                                                                                                              for inspection
                                                                                                              and top drive
                                                                                                              replacement.

WEST AFRICA
JACKUPS (6)

Noble Tommy        F&G L-780     1982/1990    300'-IC     Nigeria          Addax         1/2006      47-49
Craighead          MOD II-IC (T)

Noble Percy Johns  F&G L-780     1981/1995    300'-IC     Nigeria       ExxonMobil       3/2006      50-52
                   MOD II-IC (T)

Noble Roy Butler   F&G L-780     1982/1996    300'-IC**** Nigeria       ChevronTexaco    5/2006      51-53
                   MOD II-IC (T)

Noble Ed Noble     MLT Class     1984/1990    250'-IC     Nigeria       ExxonMobil       9/2006      46-48
                   82-SD-C (T)

Noble Lloyd Noble  MLT Class     1983/1990    250'-IC     Nigeria       ChevronTexaco    5/2006      49-51
                   82-SD-C (T)

# Noble Don Walker BakMar BMC    1982/1992    150'-IC     Nigeria        MoniPulo        6/2005      48-49    Contract
                   150 IC (T)                                                                                 commenced on
                                                                                                              10/18/2004.

WEST AFRICA
SEMISUBMERSIBLE
(1)

# Noble Homer      F&G 9500      1985/2000    6,000'      Under Heavy                                         Mobilization to
Ferrington         Enhanced                               lift                                                Nigeria commenced
                   Pacesetter                             Mobilization                                        10/29/2004.
                   (T)                                                                                        Mobilization fee
                                                                                                              paid by operator.
                                                                                                              Contract with
                                                                                                              ExxonMobil in
                                                                                                              Nigeria for 18
                                                                                                              months plus
                                                                                                              options @
                                                                                                              $128-131 to
                                                                                                              commence +/-
                                                                                                              12/01/2004.

----------
(#) Denotes change from previous report.

                                   YEAR                                          ANTICIPATED
                                  BUILT /    WATER                                 CONTRACT    DAYRATE
       RIG          RIG DESIGN    REBUILT    DEPTH     LOCATION     OPERATOR      EXPIRATION    ($000)        COMMENTS
---------------------------------------------------------------------------------------------------------------------------
ARABIAN GULF
JACKUPS (13)

Noble Kenneth      F&G L-780     1983/1998  300'-IC  UAE (Abu          NDC          5/2006      50-51    Rig scheduled to
Delaney            MOD II-IC (T)                     Dhabi)                                              be in the
                                                                                                         shipyard for +/-
                                                                                                         45 days in 1Q
                                                                                                         2005.

# Noble George     F&G L-780     1981/1995  300'-IC  UAE (Abu          NDC          6/2006      50-51    Rig scheduled to
McLeod             MOD II-IC (T)                     Dhabi)                                              be in the
                                                                                                         shipyard for +/-
                                                                                                         30 days in 4Q
                                                                                                         2004 and 30 days
                                                                                                         in 1Q '05.

Noble Jimmy        F&G L-780     1982/2002  300'-IC  Qatar           Ras Gas        4/2005      51-53    Rig scheduled to
Puckett            MOD II-IC (T)                                                                         be in the
                                                                                                         shipyard for +/-
                                                                                                         45 days in 2Q
                                                                                                         2005.

Noble Crosco Panon Levingston    1976/2001  300'-IC  Qatar            Total        12/2005      44-46    Received contract
                   Class 111-C                                                                           from Total E&P
                   (T)                                                                                   for a 9 month
                                                                                                         term from 3/2005
                                                                                                         @ $50-52.

# Noble Gus        Levingston    1982/1996  300'-IC  UAE (Abu       Total ABK      12/2005      53-55    Received a one
Androes            Class 111-C                       Dhabi)                                              year contract
                   (T)                                                                                   extension from
                                                                                                         12/2004 @ $53-55.

Noble Chuck Syring MLT Class     1976/1996  250'-IC  UAE (Dubai)       DPC          9/2005      50-52    Contract
                   82-C (T)                                                                              commenced on
                                                                                                         9/10/2004 for two
                                                                                                         wells, +/- 60
                                                                                                         days @ $50-52.
                                                                                                         Then to
                                                                                                         ConocoPhillips
                                                                                                         Qatar for two
                                                                                                         wells, +/- 300
                                                                                                         days @ $50-52.

Noble Charles      MLT Class     1979/2001  250'-IC  Qatar           Maersk         2/2005      51-53    Rig scheduled to
Copeland           82-SD-C (T)                                                                           be in shipyard
                                                                                                         for +/- 14 days
                                                                                                         in 2Q 2005.

# Noble Roy Rhodes MLT 116-C (T)   1979     300'-    UAE (Dubai)       DPC          1/2006      51-53    Contract
                                              IC****                                                     commenced on
                                                                                                         11/06/2004. Rig
                                                                                                         in shipyard for
                                                                                                         5-year survey
                                                                                                         from 9/17/2004
                                                                                                         through contract
                                                                                                         commencement.

Noble Dhabi II     Baker           1982     150'-IC  UAE (Abu         ADOC          7/2006      39-40    Rig scheduled to
                   Marine-150                        Dhabi)                                              be in the
                   (T)                                                                                   shipyard for +/-
                                                                                                         45 days in 1Q
                                                                                                         2005.

# Noble Gene       Modec 300-C     1981     300'-IC  Qatar           Ras Gas       12/2004      54-56    Contract
House              (T)                                                                                   commenced
                                                                                                         10/24/2004 for 60
                                                                                                         days. Then to
                                                                                                         Dolphin Energy
                                                                                                         for two years
                                                                                                         commencing +/-
                                                                                                         1/01/2005 @
                                                                                                         $59-60. Rig
                                                                                                         scheduled to be
                                                                                                         in shipyard for
                                                                                                         +/- 14 days in 4Q
                                                                                                         2005.

# Noble Dick Favor BakMar BMC    1982/1993  150'-IC  Bahrain        Petronas       12/2004      47-49    Contract
                   150 IC (T)                                       Carigali                             commenced on
                                                                                                         10/04/2004 for
                                                                                                         +/- 70 days.

Noble Cees van     Modec 300-C     1981     300'-IC  Qatar           Ras Gas        2/2007      54-56
Diemen             (T)

# Noble David      Modec 300-C     1981     300'-IC  UAE (Sharjah)  Shipyard                             Exercised
Tinsley            (T)                                                                                   purchase option
(ex-Maersk                                                                                               on 10/28/2004.
Valiant)                                                                                                 Rig in shipyard
                                                                                                         for upgrade and
                                                                                                         refurbishment.
                                                                                                         Received a LOA
                                                                                                         from Ras Gas for
                                                                                                         500-day contract
                                                                                                         @ $54-56 to
                                                                                                         commence +/-
                                                                                                         2/15/2005.

MEDITERRANEAN
JACKUP (1)

Noble Carl Norberg MLT Class     1976/1996  250'-IC  Croatia         CROSCO         3/2005      29-30    Bareboat Charter
                   82-C (T)                                                                              to CROSCO.

INDIA JACKUPS (2)

Noble Ed Holt      Levingston    1981/1994  300'-IC  India            ONGC          3/2006      48-49
                   Class 111-C
                   (T)

Noble Charlie      MLT 116-C (T)   1979     300'-IC  India            ONGC         12/2006      50-51    Rig scheduled for
Yester                                                                                                   +/- 14 days
                                                                                                         downtime in 1Q
                                                                                                         2005.

----------
(#) Denotes change from previous report.

                                   YEAR                                                   ANTICIPATED
                                  BUILT /    WATER                                          CONTRACT    DAYRATE
       RIG          RIG DESIGN    REBUILT    DEPTH              LOCATION     OPERATOR      EXPIRATION    ($000)        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
FAR EAST
SEMISUBMERSIBLES
(3)

Noble Dave Beard   F&G 9500        1986     10,000'           Dalian, China  Shipyard
                   Enhanced
                   Pacesetter

Bingo 9000 - Rig 3 Trosvik         1999     10,000'*****      Dalian, China  Shipyard                             Baredeck hull.
                   Bingo 9000

Bingo 9000 - Rig 4 Trosvik         1999     10,000'*****      Dalian, China  Shipyard                             Baredeck hull.
                   Bingo 9000

FAR EAST JACKUP
(1)

# Noble Mark Burns Levingston      1980     300'-IS******     Dalian, China  Shipyard                             Scheduled to
                   Class 111-S                                                                                    mobilize rig
                                                                                                                  to the Middle
                                                                                                                  East in December
                                                                                                                  with an ETA of
                                                                                                                  +/- 1/10/2005.
                                                                                                                  Will expense
                                                                                                                  mobilization cost
                                                                                                                  of +/- $3.8
                                                                                                                  million in 4Q
                                                                                                                  2004.  Will
                                                                                                                  commence upgrade
                                                                                                                  to 300' water
                                                                                                                  depth, 60'
                                                                                                                  cantilever reach
                                                                                                                  and 160 person
                                                                                                                  quarters upon
                                                                                                                  receipt of a
                                                                                                                  contract
                                                                                                                  commitment from
                                                                                                                  an operator.

----------
(#) Denotes change from previous report.

(T) Denotes Top Drive.

(Z) Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.

(******) The rig is currently equipped to operate in 230' water. Anticipate fabricating leg extensions to enable the rig to operate in up to 300' of water.